                                                                Exhibit 23.1
INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of BioSante
Pharmaceuticals, Inc. on Form SB-2 of our report dated February 16, 2001, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP

Chicago, Illinois
June 27, 2001